Exhibit 10.6(d)

NEXTERA ENERGY OPERATING PARTNERS, LP
NEXTERA ENERGY US PARTNERS HOLDINGS, LLC
700 Universe Boulevard
Juno Beach, Florida 33408

REQUEST FOR EXTENSION
Dated as of February 8, 2021
Bank of America, N.A.
as Administrative Agent and Collateral
Agent
Bank of America Corporate Center
NC1-007-17-18
100 North Tryon Street
Charlotte, North Carolina 28255
Attention: Jerry Wells

Re:    Revolving Credit Agreement, dated as of July 1, 2014, among NextEra Energy US Partners Holdings, LLC (“US Holdings”) and NextEra Energy Canada Partners Holdings, ULC (“Canadian Holdings”), as Borrowers, NextEra Energy Operating Partners, LP, as Guarantor (“OpCo” and, together with US Holdings as the sole remaining Borrower, the “Loan Parties”), the lenders parties thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, and Bank of America, N.A. (Canada Branch), as Canadian Agent (as amended, extended and otherwise modified prior to the date hereof, the “Credit Agreement”).

.

Ladies and Gentlemen:

This request for extension (the “Extension Request”) is made pursuant to Section 2.11(a) of the referenced Credit Agreement. Any capitalized terms appearing but not otherwise defined in this Extension Request shall have the meanings specified for those terms in the Credit Agreement.

(a)    Pursuant to the provisions of Section 2.11(a) of the Credit Agreement, each of the Loan Parties hereby requests that each Lender extend its respective Commitment Termination Date to February 8, 2026.

(b)    The Loan Parties, Agent and the Lenders hereby acknowledge and agree that, for the purposes of this particular request for extension only, the Consent Date shall be January 15, 2021, and this Extension Request shall constitute Notice provided to Agent in accordance with Section 2.11(a) of the Credit Agreement.

010-9135-5707/2/AMERICAS

Each Lender so indicating on its signature page to this Extension Request agrees to extend the Commitment Termination Date with respect to its Commitment to February 8, 2026 or to such other date specified on its signature page to this Extension Request. By execution of this Extension Request, each Extending Lender agrees to waive the requirements of Section 2.11(a) solely to the extent that such Section requires notices to be received and delivered within specified times. This agreement to extend the Commitment Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.

(c)    Notwithstanding any provision hereof, of the Credit Agreement or any other Loan Document to the contrary, any Lender that is presently a party to the Credit Agreement or, subsequent to the date hereof, becomes a Lender under the Credit Agreement by virtue of an assignment from another Lender, may, by written notice to Agent elect to extend the Commitment Termination Date with respect to its Commitment to a February 8th later than such current Commitment Termination Date, but not later than February 8, 2026. In such event, Agent shall be authorized and directed to make the necessary updates to the Register.

The Loan Parties, Agent and the Lenders hereby acknowledge and agree that, except as expressly set forth in this Extension Request, all terms of the Credit Agreement shall remain unmodified and shall continue in full force and effect from and as of the date hereof. The execution, delivery and effectiveness of this Extension Request shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

This Extension Request shall become effective as of February 8, 2021 (provided that each of the Loan Parties, Agent and Lenders having Commitments equal to more than 50% of the Commitments outstanding immediately prior to such date have executed and delivered this Extension Request on or prior to such date). On and after the effectiveness of this Extension Request, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as supplemented by this Extension Request. This Extension Request shall be deemed to constitute a Loan Document.

This Extension Request may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Extension Request by emailed pdf file or other electronic means shall be effective as delivery of a manually-executed counterpart signature page.

This Extension Request shall be governed by, and construed in accordance with, the laws of the State of New York.
[Signatures appear on following pages]
2
010-9135-5707/2/AMERICAS

By signing this Extension Request where indicated below, each of the Loan Parties, the Lenders and Agent is confirming its acceptance of the terms of this Extension Request as set forth above.

NEXTERA ENERGY OPERATING PARTNERS, LP, as Guarantor

By:    NEXTERA ENERGY OEPRATING     PARTNERS GP, LLC, its General Partner

By:    PAUL I. CUTLER
    Name: Paul I. Cutler
    Title: Treasurer

NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, as Borrower

By:    PAUL I. CUTLER
    Name: Paul I. Cutler
    Title: Treasurer

010-9135-5707/2/AMERICAS

BANK OF AMERICA, N.A., as the Agent

By:    RONALDO NAVAL
    Name: Ronaldo Naval
    Title: Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH), as the Canadian Agent

By:    MEDINA SALES DE ANDRADE
    Name: Medina Sales de Andrade
    Title: Vice President

Consent to extend the     Maturity Date:

______________________________
BANK OF AMERICA, N.A. (CANADA BRANCH), as Lender

By:    MEDINA SALES DE ANDRADE
    Name: Medina Sales de Andrade
    Title: Vice President

By: __________________________
    Name:
    Title:

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

Bank of America, N.A.
Type or Print Name of Lender

By:    JENNIFER K. COCHRANE
    Name: Jennifer Cochrane
    Title: Vice President

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

Bank of Montreal, Chicago Branch

By:    DARREN THOMAS
    Name: Darren Thomas
    Title: Director

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

BARCLAYS BANK PLC

By:    SYDNEY G. DENNIS
    Name: Sydney G. Dennis
    Title: Director

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

BNP PARIBAS

By:    FRANCIS DELANEY
    Name: Francis Delaney
    Title: Managing Director

By:    DENIS O'MEARA
    Name: Denis O'Meara
    Title: Managing Director

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

CITIBANK, N.A.
Type of Print Name of Lender

By:    RICHARD RIVERA
    Name: Richard Rivera
    Title: Vice President

By:
    Name:
    Title:

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

COMMERZBANK AG, New York Branch

By:    JAMES BOYLE
    Name: James Boyle
    Title: Director

By:    KAREEM HARTL
    Name: Kareem Hartl
    Title: Assistant Vice President

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:    MICHAEL WILLIS
    Name: Michael Willis
    Title: Managing Director

By:    DARRELL STANLEY
    Name: Darrell Stanley
    Title: Managing Director

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

Fifth Third Bank, National Association

By:    JONATHAN H. LEE
    Name: Jonathan H. Lee
    Title: Executive Director

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

JP MORGAN CHASE BANK, N.A.
Type or Print Name of Lender

By:    ARINA MAVILIAN
    Name: Arina Mavilian
    Title: Executive Director

By:
    Name:
    Title:

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

KEYBANK NATIONAL ASSOCIATION
Type or Print Name of Lender

By:    SUKANYA V. RAJ
    Name: Sukanya V. Raj
    Title: Senior Vice President

By:
    Name:
    Title:

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

MIZUHO BANK, LTD.
Type or Print Name of Lender

By:    EDWARD SACKS
    Name: Edward Sacks
    Title: Executive Director

By:
    Name:
    Title:

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

    MUFG UNION BANK, N.A.

By:    RICKY VARGAS
    Name: Ricky Vargas
    Title: Vice President

By:
    Name:
    Title:

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

REGIONS BANK

By:    TEDRICK TARVER
    Name: Tedrick Tarver
    Title: Director

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

Royal Bank of Canada

By:    FRANK LAMBRINOS
    Name: Frank Lambrinos
    Title: Authorized Signatory

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

SUMITOMO MITSUI BANKING CORPORATION
Type or Print Name of Lender

By:    KATIE LEE
    Name: Katie Lee
    Title: Director

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

Truist Bank

By:    ANDREW JOHNSON
    Name: Andrew Johnson
    Title: Managing Director

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

The Bank of Nova Scotia

By:    DAVID DEWAR
    Name: David Dewar
    Title: Director

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

Wells Fargo Bank, N.A.

By:    BOBBY AUSMAN
    Name: Bobby Ausman
    Title: Director

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

BANCO SANTANDER, S.A., NEW YORK BRANCH

By:    PABLO URGOITI
    Name: Pablo Urgoiti
    Title: Managing Director

By:    RITA WALZ-CUCCIOLI
    Name: Rita Walz-Cuccioli
    Title: Executive Director

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

Canadian Imperial Bank of Commerce, New York Branch

By:    ANJU ABRAHAM
    Name: Anju Abraham
    Title: Authorized Signatory

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

    DNB Capital LLC
Type or Print Name of Lender

By:    MAGDALENA BRZOSTOWSKA
    Name: Magdalena Brzostowska
    Title: Senior Vice President

By:    MITA ZALAVADIA
    Name: Mita Zalavadia
    Title: Assistant Vice President

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH
Type or Print Name of Lender

By:    MICHAEL BOROWIECKI
    Name: Michael Borowiecki
    Title: Authorized Signatory

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

Credit Suisse AG, New York Branch

By:    DOREEN BARR
    Name: Doreen Barr
    Title: Authorized Signatory

By:    ANDREW GRIFFIN
    Name: Andrew Griffin
    Title: Authorized Signatory

NEP Extension Request Signature Page

Consent to extend the     Maturity Date:

GOLDMAN SACHS BANK USA
Type or Print Name of Lender

By:    JACOB ELDER
    Name: Jacob Elder
    Title: Authorized Signatory

NEP Extension Request Signature Page

Consent to extend the     Maturity Date: February 8, 2026

Morgan Stanley Bank, N.A.

By:    MICHAEL KING
    Name: Michael King
    Title: Authorized Signatory

NEP Extension Request Signature Page